UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 27, 2009

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

             California                  0-10661                94-2792841
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(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

63 Constitution Drive, Chico, California   95973
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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

TriCo Bancshares, parent company of Tri Counties Bank, today announced that Richard Smith, President and Chief Executive Officer, will be a featured panelist on March 3, 2009 at the Sandler O'Neill 2009 West Coast Financial Services Conference. Mr. Smith will be part of the Central Valley (Northern) Banks Panel, scheduled to commence at 9:00 am Pacific Time.

Item 9.01: Exhibits

(c)  Exhibits

     99.1     Press release dated February 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  February 27, 2009         By: /s/Thomas J Reddish
                                 -----------------------
                                 Thomas J. Reddish, Executive Vice President and
                                 Chief Financial   Officer (Principal Financial
                                 and Accounting Officer)


INDEX TO EXHIBITS

Exhibit No.    Description

    99.1       Press release dated February 27, 2009

PRESS RELEASE                                     Contact:  Thomas J. Reddish
For Immediate Release                             Executive Vice President & CFO
                                                  (530) 898-0300


       TRICO BANCSHARES TO PRESENT AT THE SANDLER O'NEILL 2009 WEST COAST
                         FINANCIAL SERVICES CONFERENCE

CHICO, Calif. - (February 27, 2009) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced that Richard Smith, President and Chief Executive Officer, will be a featured panelist on March 3, 2009 at the Sandler O'Neill 2009 West Coast Financial Services Conference. Mr. Smith will be part of the Central Valley (Northern) Banks Panel, scheduled to commence at 9:00 am Pacific time.

Attendance at the Sandler O'Neill conference is by invitation only. However, Sandler O'Neill will offer a live and archived webcast via the Internet at www.sandleroneill.com. The webcast will be available to the general public and will be archived for replay at the website for 60 days after the conference ends, beginning on March 4, 2009.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 33-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 25 in-store branch locations in 23 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 64 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.